Exhibit 10.2

AMENDMENT NO. 1

TO

EMPLOYMENT AGREEMENT

DATED AS OF NOVEMBER 8, 2004

BETWEEN CHRISTOPHER RILEY AND

TICKETMASTER L.L.C.

This Amendment No. 1 (this “Amendment”) is entered into as of January 4, 2008, with regard to that certain Agreement dated as of December 9, 2004, between Christopher Riley and Ticketmaster L.L.C. (as amended, the “Agreement”).  All capitalized terms used herein without definition will have the meaning given them in the Agreement.

WHEREAS, the parties wish to change Employee’s title with the Company and Employee’s salary and extend the term of the Agreement and change Employee’s and InterActiveCorp address; and

NOW, THEREFORE, the parties agree as follows:

1.                                       Notwithstanding anything in Section 1A of the Agreement to the contrary, Employee will be employed by the Company as Senior Vice President, Deputy General Counsel.

2.                                       Section 2A of the Agreement (Term of Agreement) is hereby superseded and replaced in its entirety as below:

“The term (“Term”) of the Agreement shall commence on the Effective Date and continue until January 10, 2010, unless sooner terminated in accordance with the provisions of Section 1 of the Standard Terms and Conditions attached hereof.  For the avoidance of doubt, the parties’ post-termination obligations including but not limited to the confidentiality, covenant not to compete, consulting, non-solicitation of employees, and non-solicitation of clients provisions in the Agreement shall survive the Term of Employee’s employment hereunder.”

3.                                       Notwithstanding anything in Section 3A of the Agreement (Compensation) to the contrary, Employee’s Base Salary is $265,000 per year effective as of January 6, 2008.

4.                                       Notwithstanding anything in Section 4A of the Agreement (Notices) to the contrary, Employee’s address and InterActiveCorp address will change to the below:

InterActiveCorp

555 West 18th Street

New York, New York 10011

Attention:  General Counsel

Christopher Riley

2015 Canyon Drive

Los Angeles, CA 90068

5.                                       Except as explicitly set forth herein, the Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first date written above:

TICKETMASTER L.L.C.

By:	/s/	/s/ Christopher Riley
Christopher Riley